Defined Contribution Plan	12 Months Ended
Dec. 31, 2020
Retirement Benefits [Abstract]
Defined Contribution Plan
15.	DEFINED CONTRIBUTION PLAN
The Company has a 401(k) plan to provide defined contribution retirement benefits for all employees who have completed six months of service. Employees may elect to contribute a portion of their pretax compensation to the 401(k) plan, subject to annual limitations. The Company may make profit-sharing contributions at the discretion of the Board of Directors. Employee contributions are fully always vested. For the years ended December 31, 2020 and 2019, the Company contributed $173 thousand and $35 thousand, respectively.